                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 19, 2000


                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                                 1-06544                               74-1648137
   (State or other jurisdiction of            (Commission File Number)            (IRS employer Identification No.)
           incorporation)


        1390 Enclave Parkway                                                                 77077-2099
           Houston, Texas                                                                    (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (281) 584-1390




          (Former name or former address, if changed since last report)

  ITEM 5.  OTHER EVENTS.


     On January 19, 2000, SYSCO Corporation ("SYSCO") issued a press release ("Press Release") announcing its results of operations for the quarter and 26 weeks ended January 1, 2000. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated January 19, 2000, a copy of which is annexed hereto as Exhibit 99.

     On January 7, 2000, SYSCO issued a Press Release announcing a letter of intent to acquire FreshPoint Holdings, Inc. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated January 7, 2000, a copy of which is annexed hereto as Exhibit 99.2.

     Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Releases. For further information on other risk factors, please refer to the "Risk Factors" section of SYSCO's Form 10-K for the fiscal year ended July 3, 1999 filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)       Financial Statements.

         Not applicable.

         (b)       Pro Forma Financial Information.

         Not applicable.

         (c)       Exhibits.


EXHIBIT
NUMBER                       DESCRIPTION
------                       -----------
99                Press Release dated January 19, 2000
99.2              Press Release dated January 7, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SYSCO Corporation



Date:   January 19, 2000                    By: /s/  JOHN K. STUBBLEFIELD, JR.
                                                ------------------------------
                                                     John K. Stubblefield, Jr.
                                                     Executive Vice President,
                                                     Finance & Administration

                                INDEX OF EXHIBITS


EXHIBIT
NUMBER                       DESCRIPTION
-------                      -----------
 99               Press Release dated January 19, 2000
 99.2             Press Release dated January 7, 2000